Hermann Waldemer Chief Financial Officer J. P. Morgan Global Tobacco Conference London, 26 June 2009 Exhibit 99.2

This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on
management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A. “Risk Factors” in PMI’s Form 10-K for the year ended
December 31, 2008, and Form 10-Q for the quarter ended March 31,
2009, filed with the Securities and Exchange Commission.
Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are provided at the end of this web cast and are being posted on our web site.
Forward-Looking, Cautionary Statements and Use of
Non-GAAP Measures

First-Quarter 2009 Results
Excl.
Currency
12.7% (6.3)%  0.74 Reported Diluted EPS ($ / share)
11.3% (7.5)% 0.74 Adjusted Diluted EPS ($ / share)
8.8% (7.0)% 2.4 OCI ($ billion)
6.3% (5.5)% 5.6 Net Revenues ($ billion)
(c)
(1.1)%
(b)
- %
(a)
203.4 Cigarette Volume (units billion)
Excl.
Acquisitions
Increase /
(Decrease) Q1 2009
Growth Q1, 2009 vs. Q1, 2008
(a) An increase of 1.1% on a per selling day basis.
(b) At 2008 level on a per selling day basis.
(c) Excluding excise taxes.
Source: PMI Financials

Key Business Drivers
Strong revenue growth driven by higher prices
A generally manageable fiscal environment
Softer overall consumption levels
Slightly unfavorable product mix, reflecting some
consumer down-trading in specific markets
A solid share performance in our key markets
Growing consumer preference for lighter-tasting,
smoother products; technology and innovation;
slimmer diameter products; and menthol
Successful roll-out of our innovation pipeline
Positive impact of acquisitions

Revenue Growth
Since October 2008, PMI has increased prices notably
in:
Argentina
Brazil
Canada
Colombia
Costa Rica
Dom. Rep.
Mexico
Australia
Hong Kong
Indonesia
Pakistan
Philippines
Taiwan
Thailand
Kazakhstan
Romania
Russia
Serbia
Slovenia
Turkey
Ukraine
Czech Rep.
Germany
Greece
Italy
Netherlands
Spain
UK
LA & Canada Asia EEMA EU
Source: PMI Financials

6 Pricing Variance ($ million) Source: PMI Financials 269 358 Q1, 2008 Q1, 2009

Spain – Pricing
0.34
0.30
0.19
0.19
0.19
Tax
Pass-on
Note:
0.35 2.80 2.45 Next
Variance New Old (RSP/pack)
0.35 2.85 2.50 L&M
0.35 3.00 2.65 Marlboro Pocket Pack
0.35 3.20 2.85 Chesterfield
0.35 3.55 3.20
Marlboro KS
Source: PMI Finance

Pricing
Pricing is the key to revenue and profitability growth
in developed markets where volumes are declining
Pricing has also helped boost unit margins and
profitability in emerging markets
This year, pricing in emerging markets is also helping
to partially offset the unfavorable impact of currency
movements and weaker market conditions

9 Fiscal Environment Fairer and generally more reasonable excise tax environment Balanced excise tax structures in place in essentially all our top 25 OCI markets

1976
2003
2004
1995
1980
2004
2004
2001
2004
1995
1992
2003
1992
2000
2005
2004
2005
2005
2005
2006
2006
1995
2010
(a)
EU countries with Minimum Excise Taxes
Minimum Excise Taxes in the EU
(a) Denmark will implement MET as of Jan 1   , 2010
st

Fiscal Environment
Fairer and generally more reasonable excise tax
environment
Balanced excise tax structures in place in essentially
all our top 25 OCI markets
Higher cigarette retail prices are boosting government
revenues
Most governments appear to recognize that large
excise tax increases tend to be counter-productive
Disruptive increases this year in Brazil and Ukraine

Ukraine – Excise Taxation
100.00 47.00 40.00 18.00 Min. Excise Tax
(UAH/’000)
20.0%
60.00
May
16.0%
30.00
Oct Jan Jan
16.0% 12.5% Ad-valorem tax
(%)
37.50 14.00 Specific tax
(UAH/’000)
Excise Taxes
2009 2008
Source: Ukrainian Ministry of Finance

Ukraine - Pricing
4.50
6.00
6.50
8.00
11.00
May
3.00
-
-
-
-
Apr
2.90
4.40
5.00
6.50
9.00
Mar
2.20
3.60
4.00
6.00
8.00
Oct Jan Jul Feb Jan
2.50 1.60 1.55 1.45 Vatra
4.00 3.00 - 2.90 L&M
4.50 3.40 3.25 3.10 Chesterfield
6.25 - 5.00 4.75 Marlboro
8.50 7.50 - 7.00 Parliament
Retail Prices
(UAH/Pack)
2009 2008
Source: PMI Finance

Ukraine – Consumer Prices (May 2009)
0.32 2.55 Mineral water (0.5 liters)
0.45 3.50
Obolon
beer (local)
1.78 14.00
Big Mac
0.52 4.10
Coca-Cola
(0.5 liters)
0.64 5.00 Bread (500g)
1.02 8.00
Marlboro
0.72 5.66 Milk (1 liter)
2.29 18.00
Colgate
toothpaste
2.79 21.90
Budweiser
beer (imported)
6.36 50.00 Cinema Ticket
Price (USD)
Price (UAH)
Source: Market observations by PMI affiliate. May, 2009 average daily exchange rate USD/UAH=7.863 from Bloomberg, London Close 18:00 PM

15 Industry Volume Economic crisis and unemployment, as well as higher retail prices, driving weaker industry volumes across emerging markets

Industry Volume
Economic crisis and unemployment, as well as higher
retail prices, driving weaker industry volumes across
emerging markets
EU markets generally declining at or near underlying
longer-term tendency of 2.5% to 3.0%
Source: PMI GIMS estimates

Industry Volume
Economic crisis and unemployment, as well as higher
retail prices, driving weaker industry volumes across
emerging markets
EU markets generally declining at or near underlying
longer-term tendency of 2.5% to 3.0%
Spain suffered a 10.0% industry volume decline in Q1,
2009, notably due to a trade decision to reduce
working capital
Source: PMI GIMS estimates

Industry Volume
Economic crisis and unemployment, as well as higher
retail prices, driving weaker industry volumes across
emerging markets
EU markets generally declining at or near underlying
longer-term tendency of 2.5% to 3.0%
Spain suffered a 10.0% industry volume decline in Q1,
2009, notably due to a trade decision to reduce
working capital
Industry volume in Japan has recently been declining
slightly faster than usual, driven by one time events
and the timing of shipments
Source: PMI GIMS estimates

Consumer Behavior
No broad-based trend towards consumer down-
trading on a global basis
Our product mix is expected to be slightly unfavorable
this year
Trends vary by markets:
-
Gradual overall consumer down-trading (e.g. Russia, Spain)
-
Strong but slightly declining premium segments (e.g. Mexico)
-
Market polarization with mid-price being squeezed
(e.g. Turkey)
-
Growing premium segments (e.g. Poland)
Source: PMI GIMS estimates

Russia – Price Segment Shares
2007 2008 2009
Source: A.C. Nielsen
(%)
58.5
64.1
60.0
58.3 58.3
25.0
22.0
24.0
24.9 25.0
16.5
13.9
16.0
16.8 16.7
0
100
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 April
Low / Value Mid Premium & Above

21 Prem. & Above Low / Value Q1, 2008 YTD May, 2009 Source: PMI Finance Mid Russia – PMI Volume by Price Segment Prem. & Above Low / Value Mid 50% 27% 23% 25% 31% 44%

Spain – Premium Segment
Other
Marlboro
(a)
(a) Excludes the pocket pack. Total Marlboro market share in Spain was 15.6% in Q1, 2009.
Source: PMI GIMS estimates
(%)
16.1
14.7
17.8
16.1
Q1, 2008 Q1, 2009

Mexico – Price Segment Shares
Source: PMI GIMS estimates
(%)
2007 2008 2009
23.6
23.9
23.1
22.0
19.9
11.2 10.9
11.0
11.4 15.9
65.2 65.2
65.9
66.6
64.2
0
100
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Apr /
May
Low Mid Premium

Turkey – Price Segment Shares
Source: A.C. Nielsen
(%)
2007 2008 2009
55.2
54.7
52.9
54.5
54.0
24.0
24.6
26.1
26.4 27.5
20.8 20.7 21.0
19.1
18.5
0
100
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 April
Low / Value Mid Premium & Above

Poland – Price Segment Shares
Source: A.C. Nielsen
(%)
2007 2008 2009
57.2
57.5
58.6
57.7 57.5
29.9
29.8
29.0
30.2 30.6
12.9 12.7
12.4
12.1 11.9
0
100
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 April
Low Mid Premium

Top 15 International Brands (2008)
(bio)
Lark
Parliament
Chesterfield
Bond Street
Philip Morris
L&M
Marlboro
Source: PMI data from Financials. Competitive data for BAT and JT International Brands derived from 2008 company reports and PMI estimates.

37
38
39
41
92
311
0 50 100 150 200 250 300 350
LD
Dunhill
Viceroy
Camel
Pall Mall
Kent
Mild Seven
Winston
PMI
BAT
JT

27 PMI Brand Portfolio Mid-Price Premium & Above Local Heritage International Low-Price

28 EEMA Market Shares (%) Source: A.C. Nielsen. Note: Ukraine shares only available through April 2009 2008 2009 Turkey Ukraine 35.8 34.7 36.4 40.8 42.7 42.4 30 45 Q1 Q2 Q3 Q4 Q1 Apr / May

Pack & Tipping
Paper Revamp
Jun 07
Online Laser
Perforation
Nov 06
Reserve
Launch
Oct 07
Super Slims
Launch
Apr 04
Pack
Revamp
Jun 04
2004 2005 2006 2007 2008
Q1, 04
3.6%
Pack
Revamp
Jan 06
8.4%
SoM (%)
Q1, 09
Turkey –
Parliament
Source: A.C. Nielsen

30 Russia – PMI Market Share (%) Source: A.C. Nielsen 2008 2009 25.1 25.1 24.8 20 30 Q1 Q2 Q3 Q4 Q1 April

31 Russia – Bond Street Success in keeping Russian smokers within our franchise reflects breadth of our portfolio Shipments of low-price Bond Street up 27.7% in Q1, 2009 Source: A.C. Nielsen

32 Indonesia – Market Shares (%) Source: A.C. Nielsen A Mild 2007 2008 2009 10.5 10.5 10.5 9.5 9.9 6 12 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 April

Indonesia –
A Volution
A Mild’s success bolstered by
the launch of
A Volution
First slimmer kretek, available
in regular and menthol
variants
A Volution market share of
0.2% in April 2009
Source: A.C. Nielsen

34 Latin America Market Shares (%) (a) April 2009 data for Argentina Source: PMI GIMS estimates 2008 2009 Argentina Mexico (a) 72.6 70.7 73.6 69.2 68.9 67.0 65 70 75 Q1 Q2 Q3 Q4 Q1 April / May

Mexico –
Marlboro Fresh
Marlboro
market share in
Mexico was 48.3% in Q1, 2009
Innovative
Marlboro Fresh,
with a menthol thread in the
filter, reached 0.5% market
share in Q1, 2009
Source: PMI GIMS estimates

36 Western Europe Market Shares (%) Source: PMI GIMS estimates 2008 2009 Italy France Germany Apr / May Spain 41.0 40.9 41.0 53.6 54.3 54.7 32.1 31.8 31.8 38.4 35.8 35.9 25 55 Q1 Q2 Q3 Q4 Q1

Western Europe –
Marlboro
Innovation
Marlboro
resilient in Europe,
supported by new initiatives
Shorter
Marlboro
Compact,
had 0.6% market share in Italy
in Q1, 2009
Marlboro Pocket Pack
reached 0.9% market share in
Spain in Q1, 2009
Source: PMI GIMS estimates

38 Marlboro Gold – New Pack After successful test markets, new Marlboro Gold pack being rolled-out Very positive response from German adult consumers

39 Key Consumer Preferences Lighter-tasting, smoother products Technology / innovation Slimmer diameter products Menthol

40 Turkey – Charcoal Segment Others PMI Source: A.C. Nielsen (%) 23.1 26.0 31.1 Q1, 2007 Q1, 2008 Q1, 2009

41 Poland – Slimmer Diameter Segment Others PMI Source: A.C. Nielsen (%) 10.2 13.3 15.5 Q1, 2007 Q1, 2008 Q1, 2009

42 Poland – L&M Link L&M Link key driver behind our success in slims segment in Poland L&M Link achieved 3.1% total market share Q1, 2009 Source: A.C. Nielsen

Japan – Menthol Segment
2007 2008 2009
Source: Tobacco Institute of Japan
Menthol Segment Share
(Q1, 2009)
26.9
12.2
11.4
9.0
7.4
Marlboro Pianis. Kool Virginia
Slims
Lark
Menthol Share of Market
20.5
21.8
22.4
Q1 Q1 Q1

Japan –
Marlboro Black Menthol
Launch of Marlboro Black
Menthol
in Japan was PMI's
most successful ever
Marlboro Black Menthol
achieved a 1.0% market share
in Japan in Q1, 2009
Marlboro
family market share
rose from 9.8% in Q1, 2008 to
10.4% in Q1, 2009
PMI overall share in Japan at
23.9%
Source: Tobacco Institute of Japan

Business Perspectives
Fundamentals of our business are in very good shape
Our growth strategy going forward remains intact
Marlboro
is a key element of this strategy
Successful innovations in framework of new
Marlboro
architecture

46 Marlboro Architecture “Flavor enjoyment” “Smooth taste and style” “Fresh taste sensations” Red Gold Fresh

47 Marlboro Filter Plus

48 Marlboro Filter Plus Source: A.C. Nielsen and PMI estimates (%) April 2009 Market Shares 0.3 0.3 2.5 1.3 2.6 1.8 0.6 0.9 0.6 0 3 Brazil Japan Kuwait Paraguay Romania Almaty Kiev Moscow St Pete.

49 Marlboro Red Family

50 Marlboro Red – New Pack

51 Marlboro Gold EU Region Markets (a) Austria Norway Denmark Poland France Sweden Germany Switzerland Italy (a) Launches as of 31 May, 2009.

52 Marlboro Gold Family

53 Marlboro Gold Advance Marlboro Gold Advance is a smoother, full-flavor product Launched nationally in France after successful test market

54 Marlboro Gold Touch Marlboro Gold Touch is a new innovative offering in an unprecedented cigarette format Launched in Austria, Greece and Italy

55 Marlboro Gold Edge Marlboro Gold Edge is a super-slims product, which has been launched in Hungary, Poland, Russia and Ukraine

56 Marlboro Gold Edge Achieved segment shares of 2.4% in Poland and 0.7% in Russia in April and PMI estimates

57 Marlboro Gold Smooth Marlboro Gold Smooth is a 1mg tar product Just launched in Kuwait and Saudi Arabia, where the 1mg tar segment is growing

58 Marlboro Fresh

Marlboro Fresh
Black
Menthol
Crisp/Fresh
Mint
Other
Menthol
Source: A.C. Nielsen
(%)
PMI Hong Kong Market Shares 2009
11.2
11.6
11.4
10.8
10.7
2.8
2.9
2.7
2.2
2.2
0.7 2.9
14.0
14.5
14.8
15.9 15.9
3.0
0
20
January February March April May

60 Marlboro Fresh

61 Marlboro Smoker Shares – EU Region (2008) LA-24 (“YAS”) LA-64 (%) Source: PMI Global Consumer Tracking Survey 0 50 Belgium Czech France Germany Greece Italy Neth. Poland Portugal Spain Switz. UK

Marlboro
YAS Smoker Shares - Germany
(%)
Source: PMI Global Consumer Tracking Survey
2007 2008 2009
TOTAL
Red
Gold
0
10
20
30
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr

63 Marlboro Smoker Shares – non-EU (2008) (%) Source: PMI Global Consumer Tracking Survey LA-24 (“YAS”) LA-64 0 70 Egypt Russia Saudi Turkey Ukraine Indon. Japan Korea Philip. Argentina Brazil Mexico

PMI
BAT
JT
IMT
(b)
Other
PMI
BAT
JT
Other
Market Shares excl USA Market Shares excl. PRC & USA
(a) Volumes are on a calendar basis, except for IMT, who reports on a fiscal year ending September.
(b) Impact of 3.8 months of Altadis volume has been added and U.S. volume has been excluded to determine full year share.
Source: PMI GIMS and company reports
IMT
(b)
CNTC
Competitive Landscape (2008) (a)
9.3%
18.1%
25.8%
21.0%
25.8%
15.6%
15.6%
12.8%
39.3%
11.0%
5.7%

Complements organic growth
Provides often unique opportunities to enter new
markets or significantly step up our presence:
-
Sampoerna in Indonesia
-
Rothmans Inc. in Canada
Acquisitions in other tobacco categories:
-
Interval
in France and other EU markets
-
Petter  es
in Norway
Snus joint-venture with Swedish Match
Acquisitions
Source: PMI Financials

Capital Structure
Free cash flow of $6.8 billion in 2008
(a)
PMI committed to maintain strong credit ratings
Bond issues for equivalent of $10.1 billion in 2008 and
$3.0 billion in 2009
Well-laddered maturities and reasonable all-in long-
term average interest rate of 5.6%
Over $6 billion of committed revolving credit facilities
Access to Tier 1 commercial paper market
(a) Operating cash flow less capital expenditures. In 2008, operating cash flow was $7,935 million and capital expenditures $1,099 million.
Source: PMI Financials

Shareholder Returns
Dividend raised by 17.4% in August 2008 to an
annualized rate of $2.16 / share
Willingness in 2009 to exceed our 65% dividend
payout target
$13 billion two-year share repurchase program
initiated in May 2008
$5.4 billion of share repurchases in 2008 and similar
amount anticipated for 2009
$1.3 billion of share repurchases in Q1, 2009
In total, some $9 billion expected to be returned in
cash to shareholders during 2009
Source: PMI Financials

Summary
Tobacco sector resilient but not immune
Weaker industry volume and some consumer
downtrading
Prices increased to enhance profitability
Manageable excise tax and regulatory environment
Cost saving programs on track
Substantial cash flows and excellent liquidity
Dividends and share repurchases
Currency headwinds in the short-term
PMI well positioned to prosper as the economic
outlook improves

69 Constant Currency Mid to Long-Term Annual Financial Growth Targets Targets Net Revenues 4 – 6% Operating Income 6 – 8% EPS 10 – 12% (a) Excluding excise taxes. Source: PMI Financials

Hermann Waldemer Chief Financial Officer J. P. Morgan Global Tobacco Conference London, 26 June 2009 Questions & Answers

(1)  As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form
10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31.  During 2008, these subsidiaries moved to a December 31 closing date.  As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Source: PMI Financials
Adjustments for the Impact of Currency
For Quarters Ended March 31,
(in millions)
(Unaudited)
Reconciliation of Non-GAAP Measures
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes
Less
Currency
Reported
Net
Revenues
excluding
Excise
Taxes &
Currency
Reported
Net
Revenues
Less
Excise
Taxes
Reported
Net
Revenues
excluding
Excise
Taxes

Reported
Reported
excluding
Currency
6,050 $        (4,063) $   1,987 $         (251) $         2,238 $         European Union 6,697 $         (4,451) $   2,246 $         (11.5)% (0.4)%
2,831           (1,379)      1,452
(312)
1,764            EEMA 3,283            (1,621)      1,662            (12.6)% 6.1%
2,857           (1,267)      1,590            (49) 1,639            Asia 2,976            (1,473)      1,503            5.8% 9.0%
1,548           (980)         568
(85)
653               Latin America & Canada 1,398            (888)         510               11.4% 28.0%
13,286 $      (7,689) $   5,597 $         (697) $         6,294 $         PMI Total 14,354 $       (8,433) $   5,921 $         (5.5)% 6.3%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Reported
Operating
Companies
Income

Reported
Reported
excluding
Currency
967 $
(184) $
1,151 $         European Union 1,167 $         (17.1)% (1.4)%
586              (201) 787 EEMA 680               (13.8)% 15.7%
661
19 642
Asia 550               20.2% 16.7%
155
(35) 190
Latin America & Canada 149               4.0% 27.5%
2,369 $
(401) $
2,770 $         PMI Total 2,546 $         (7.0)% 8.8%
2009 2008
(1)
% Change on Reported
Net Revenues excluding
Excise Taxes
2009 2008
(1)
% Change on Reported
Operating Companies
Income

Reconciliation of Non-GAAP Measures
(1)  As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form
10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31.  During 2008, these subsidiaries moved to a December 31 closing date.  As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Source: PMI Financials
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, Excluding Currency
For Quarters Ended March 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS
(1)
0.74 $                    0.79 $              (6.3)%
Add:
Currency Impact 0.15
Reported Diluted EPS, Excluding Currency 0.89 $                    0.79 $              12.7%

Reconciliation of Non-GAAP Measures
(1)  As discussed in Note 1. Background and Basis of Presentation of our 2008 consolidated financial statements which appears in our Annual Report on Form
10-K, prior to 2008, certain of our subsidiaries reported their results up to ten days before the end of December, rather than on December 31.  During 2008, these subsidiaries moved to a December 31 closing date.  As a result, certain amounts in the first quarter of 2008 were revised to reflect this change.
Source: PMI Financials
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, Excluding Currency
For Quarters Ended March 31,
(Unaudited)
2009 2008 % Change
Reported Diluted EPS
(1)
0.74 $                    0.79 $              (6.3)%
Adjustments:
Asset impairment and exit costs - 0.01
Adjusted Diluted EPS 0.74 $                    0.80 $              (7.5)%
Add:
Currency Impact 0.15
Adjusted Diluted EPS, Excluding Currency 0.89 $                    0.80 $              11.3%

Reconciliation of Operating Companies Income to Operating Income
For Quarters Ended March 31,
(in millions)
(Unaudited)
$ 2,524 $ 2,320 Operating Income
(34)
(15)
$ 2,369

661

$ 967
First Quarter 2009
(13) General corporate expenses
(9) Amortization of intangibles
149 Latin America & Canada
$ 2,546 Operating Companies Income
550 Asia
680 EEMA
$ 1,167 EU
First Quarter 2008
Source: PMI Financials
Reconciliation of Non-GAAP Measures